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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2005


                               TOLL BROTHERS, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                       001-09186               23-2416878
----------------------------         -------------        --------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)         Identification No.)


                      250 GIBRALTAR ROAD, HORSHAM PA 19044
              ---------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 938-8000
                                                           --------------

          ------------------------------------------------------------
          Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 4, 2005, Toll Brothers, Inc. issued a press release which contained preliminary information about its homebuilding revenues and new contracts signed for the three-month and nine-month periods ended July 31, 2005, as well as preliminary information about the value of its backlog at July 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 to this report.

     The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.
     The following exhibit is furnished as part of this Current Report on Form 8-K:

 Exhibit
   No.                             Item
--------                           ----
  99.1        Press release of Toll Brothers, Inc. dated August 4, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TOLL BROTHERS, INC                                    Dated: August 4, 2005
By: Joseph R. Sicree
    -----------------
    Vice President,
    Chief Accounting Officer

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                                  EXHIBIT INDEX

Exhibit
  No.                               Item
-------                             -----
 99.1*         Press release of Toll Brothers, Inc. dated August 4, 2005.

*Filed electronically herewith.